Exhibit 10.39

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT 4 TO SUB-LICENCE AND COLLABORATION AGREEMENT

This Fourth Amendment (the “Amendment”) to the Sub-Licence and Collaboration Agreement dated 20 March 2012, as amended (the “2012 Agreement”) is entered into and effective as of the last date of signature (the “Amendment Effective Date”), by and between:

MedImmune, LLC, having a place of business at One MedImmune Way, Gaithersburg, MD 20878, USA (“MedImmune”); and

Humabs BioMed SA, a limited company organized and existing under the laws of Switzerland, having its head office at Via Mirasole 1, Bellinzona CH-6500 Switzerland (“Humabs”).

MedImmune and Humabs may each be referred to herein individually as a “Party” and collectively as the “Parties”.

Background

(A)	WHEREAS, MedImmune and Humabs entered into the 2012 Agreement;

(B)

WHEREAS, MedImmune and The Defense Advanced Research Projects Agency (“DARPA”) have entered into a Technology Investment Agreement dated 31 March 2016 (the “DARPA Agreement”) concerning a research project entitled, OPTIMIZATION OF HUMAN B CELL LEAD GENERATION PLATFORMS FOR MONOCLONAL ANTIBODIES AGAINST DRUG-RESISTANT BACTERIAL INFECTIONS (“DARPA Research”);

(C)

WHEREAS, MedImmune and Humabs intend to enter into a Subcontract Agreement following the Effective Date, pursuant to which Humabs will become a subcontractor of MedImmune under the DARPA Agreement (“DARPA Subcontract”) in a form acceptable to both Parties; and

(D)	WHEREAS, in recognition of the foregoing the Parties desire to amend certain terms of the 2012 Agreement to accommodate the planned DARPA Research.

Terms and Conditions

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MedImmune and Humabs, intending to be legally bound, hereby agree as follows:

1. Definitions

1.1	Any capitalised terms not separately defined in this Amendment shall have the meaning ascribed to them in the 2012 Agreement.

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2. Amendment

2.1

The Parties acknowledge that Klebsiella was accepted as an “Extra Target” by Humabs under Section 5.19.2 of the 2012 Agreement pursuant to a letter from Humabs to MedImmune dated 19 April 2013, and consequently the Parties further acknowledge that the terms of the 2012 Agreement applicable to an Extra Target apply to Klebsiella. Pursuant to Section 5.22, the provisions which apply to the Second Target and Second Target Products shall apply equally to the Extra Target and Biologics directed to such Extra Target including, without limitation, the payment terms in clause 4.2.2 and 4.3.2.

2.2	Pursuant to 5.22.2, a new definition shall be added as follows:

“Additional Research Plan” means the description of work to be performed by the Parties in respect of the Extra Target as set out in the Annex II to this Amendment and a copy of which will be included in the DARPA Subcontract . .

2.3

Any references to the Research Plan in the 2012 Agreement shall also be deemed to include reference to the Additional Research Plan. MedImmune shall not (i) consent or (ii) induce by its conduct and/or interactions with DARPA, any modifications to the DARPA Agreement and/or related DARPA Research which would have the effect of impacting the work performed by Humabs or payment obligations owed to Humabs under the DARPA Subcontract without prior approval and consent by Humabs. MedImmune shall, where it is reasonably able to do so, consult with Humabs in relation to any interactions with DARPA which MedImmune reasonable believes may have the effect of impacting the work performed by Humabs or payment obligations owed to Humabs.

2.4	A new definition shall be added as follows:

“Klebsiella” means human Klebsiella species of the Enterobacteriaceae family.

2.5	Section 1.1.97 shall be amended in respect of the Extra Target only, to read as follows:

“Research Term” means the period from the date of this Amendment until the [***].

2.6	Section 1.1.103 shall be amended to read as follows:

“Extra Target” means Klebsiella.

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2.7	Section 2.4 shall be amended to include the following:

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2.8	Pursuant to Section 2.8.2, the Parties hereby agree to add the Extra Target Patents and Extra Target Know-how set forth in Annex 1 hereto.

2.9

The Parties hereby agree that the provisions of Section 5.23 shall not apply to the Extra Target and instead the funding for the Additional Research Plan in respect of the Extra Target shall be as provided by the DARPA Subcontract. The milestone payments and deliverables related thereto are attached as Annex III to this Amendment, and will be incorporated into the DARPA Subcontract.

2.10	In respect of the Additional Research Plan for the Extra Target only, Section 5.24 shall be amended to read as follows:

Humabs acknowledges and agrees that it shall commit the number of full time employees as set forth in the DARPA Subcontract to the Additional Research Plan in respect of the Extra Target during the Research Term.

2.11	In respect of the Extra Target only, an additional sentence shall be added to the end of Section 9.3 as follows:

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MedImmune shall have the right to disclose Confidential Information of Humabs to DARPA; provided however, that the information is designated as “Limited Rights” data and, provided further, that MedImmune notifies Humabs prior to any such disclosure of Confidential Information to DARPA to afford Humabs sufficient time and opportunity to review and determine whether to seek a protective order.

2.12

Humabs acknowledges that, with respect to the Extra Target, the 2012 Agreement shall at all times be subject to applicable laws, rules, regulations and/or provisions of the DARPA Agreement and DARPA Subcontract and in the event of conflict between such laws, rules, regulations and/or provisions and the terms of this 2012 Agreement, the relevant laws, rules, regulations and/or provisions shall control, but only to the extent necessary to enable Humabs to comply with its obligations under the DARPA Subcontract.

2.13

Pursuant to the DARPA Subcontract [***]. The Parties agree that the provisions contained in the 2012 Agreement which apply to the Second Target and Second Target Products shall equally apply to the Extra Target and any Biologics directed to such Extra Target [***].

2.14

Ownership of any and all Intellectual Property (as such terms is defined in the 2012 Agreement) arising from the activities performed under the Subcontract Agreement shall be owned as set forth in the 2012 Agreement. Should a conflict arise in the interpretation or treatment of any Intellectual Property rights, title or ownership interest, in whole or in part, as between the 2012 Agreement and the DARPA Subcontract, the DARPA Subcontract shall control.

2.15	Section 17.4 shall be deleted in its entirety and replaced with the following:

Assignment. MedImmune shall have the right to assign any of its rights under the 2012 Agreement, as amended herein, to any of its Affiliates or in connection with a Change of Control without the need for consent from Humabs. Humabs shall have the right to assign any of its rights under this 2012 Agreement, as amended herein, in connection with a Change in Control without the need for consent from MedImmune so long as such assignment does not materially impact the Parties’ respective rights and obligations under the 2012 Agreement, DARPA Subcontract and/or this Amendment or breach any of the terms of the 2012 Agreement, DARPA Subcontract and/or this Amendment.

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3. Entire Agreement

3.1

This Amendment, together with the 2012 Agreement and the DARPA Subcontract, constitutes the entire agreement between the Parties with respect to the subject matter hereto. The 2012 Agreement, together with this Amendment and the DARPA Subcontract, supersedes all prior agreements, whether written or oral, with respect to the subject matter of the 2012 Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties or covenants of the other party except as specifically set out in the 2012 Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability for fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all terms and conditions of the 2012 Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AMENDMENT IS MADE AND ENTERED INTO IN MUTUALLY ACCEPTABLE FORM TO BE EXECUTED AND EFFECTIVE AS OF THE AMENDMENT EFFECTIVE DATE.

Signed
For and on behalf of MedImmune, LLC

Name:	JoAnn Suzich
Position:	Vice President, Research

Signed /s/ Filippo Riva
For and on behalf of Humabs BioMed SA

Name:	Filippo Riva Davide Corti
Position:	CEO & CFO CSO

ANNEX I—EXTRA TARGET PATENTS AND EXTRA TARGET KNOW-HOW

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ANNEX II—ADDITIONAL RESEARCH PLAN

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ANNEX III—MILESTONE PAYMENTS AND DELIVERABLES

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